Subject to Completion, July 27, 2001

TECHNOLOGY INDEX EQUITY SHARES

Supplement to Prospectus Dated
____, 2001

Initial Offering Period

This Supplement should be read together with the Prospectus of Technology Index Equity Shares dated _____, 2001. Capitalized terms not defined in this Supplement have the meaning set forth in the Prospectus. This Supplement is authorized for distribution only when accompanied by the Prospectus.

The information in this Prospectus Supplement is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus Supplement is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

           The fund is offering its shares ("TechIES") during an initial offering period which is currently scheduled to end on the earlier of _____, 2001 or when the fund reasonably believes that it has orders or commitments to purchase a minimum of $______ in TechIES, subject, in either event, to any extension determined by the Distributor. During the initial offering period, TechIES will be offered to the public through selected broker-dealers at an initial net asset value per share of $____, plus a sales charge of up to 2% of the initial offering price to compensate third parties for marketing and sales efforts, for a maximum offering price of $____ per share. Payment for TechIES subscribed during the initial offering period are to be made no later than __________, 2001 (subject to any extension determined by the Distributor). During the initial offering period, you will not be charged any transaction fees (as described in the Prospectus) by the Manager, Custodian, or fund in connection with your purchase of TechIES. After the initial offering period, only large blocks of 50,000 TechIES or multiples thereof ("Creation Units") may be purchased from the fund based upon the then-current net asset value of TechIES, and investors will incur transaction fees in connection with such purchases. However, you may purchase and sell TechIES at market prices, in any amount, on the American Stock Exchange and the Pacific Exchange (collectively, the "Exchanges") after the initial offering period. The market prices of TechIES on the Exchanges may be different from their net asset value. You will incur customary brokerage commissions when buying or selling TechIES on the Exchanges.

           The minimum initial investment for TechIES during the initial offering period is $______. During the initial offering period, TechIES will be offered in exchange for cash only. After the initial offering period, TechIES may be purchased in Creation Units from the fund in exchange for the Deposit Securities and a specified amount of cash.

           During the initial offering period, TechIES may be purchased only through a selling group of broker-dealers led by _______ and ___________. If your purchase order for TechIES is not received by the fund before the end of the initial offering period, your order will not be accepted.

          The following table describes the fees and expenses that you may pay if you buy in the initial offering period and hold TechIES:

Shareholder Transaction Fees (fees paid directly from your investment)
Front-End Sales Charge as a % of offering price                             2.00*
Annual Fund Operating Expenses (expenses paid from fund assets) as a
   $ of average daily net assets
Management Fees                                                              .25%
Other Expenses                                                               .00%
                                                                            _____
Total Annual Fund Operating Expenses                                         .25%
---------------------------------------------------------------------------------

*  After the initial offering period, no sales load will be charge.

Subject to Completion, July 27, 2001

Technology Index Equity Shares

PROSPECTUS ________, 2001

The information is this Prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Contents

The Fund

Objective/Principal Strategies Principal Risks Past Performance Expenses Other Strategies and Risks Management and Operations Your Investment	3 4 6 6 7 7

Buying and Selling TechIES Purchasing and Redeeming Creation Units Determining NAV Dividends and Distributions Taxes Disclaimers	8 9 11 11 11 12

The fund's shares ("TechIES") are listed for trading on the American Stock Exchange (the "AMEX") and the Pacific Exchange (the "PCX") (each, an "Exchange" and collectively, the "Exchanges") under the ticker symbol "TQS." TechIES will trade on the Exchanges at market prices throughout the trading day. The net asset value ("NAV") of TechIES may be different from their market prices.

The fund issues and redeems TechIES at NAV only in large blocks of 50,000 TechIES or multiples thereof ("Creation Units"). These Creation Unit transactions are usually in exchange for a basket of stocks closely approximating the holdings of the fund and an amount of cash. As a practical matter, only institutions or large investors purchase or redeem Creation Units.

Except when aggregated in Creation Units, TechIES are not redeemable securities, but they can be sold on the Exchanges.

OBJECTIVE/PRINCIPAL STRATEGIES

Investment Objective

The fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the PSE Technology 100 IndexSM (the "Index"). This objective can be changed without shareholder approval.

Principal Investment Strategies

The Index is a price-weighted, broad based index composed of 100 listed and over-the-counter stocks from 15 different industry groups in the technology sector (including computer hardware and software development, semiconductors, networking, communications, and data storage and processing). Pacific Exchange, Inc. ("Pacific Exchange") selects stocks for inclusion in the Index based on its assessment that the issuer is a company which has, or likely will develop, products, processes or services that will provide or will benefit significantly from technological advances and improvements. As of ________, 2001, the 100 companies included in the Index covered a total market capitalization of $___ trillion. The fund’s Statement of Additional Information ("SAI") has a list of the companies included in the Index as of _____, 2001.

The fund is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the fund uses a "passive" or indexing investment approach to try to approximate the investment performance of the Index. This approach involves investing in a portfolio of stocks that seeks to replicate the Index or using quantitative analytical procedures to approximate the Index’s performance. Indexing may eliminate some of the risks of active management, such as poor stock selection and may help increase after-tax performance by keeping portfolio turnover relatively low in comparison to actively managed investment companies that invest in technology companies.

The fund generally will hold all of the securities which comprise the Index and, under normal circumstances, will invest at least 90% of its total assets in such securities in approximately the same weightings as in the Index. There may be instances, however, where a stock in the Index is not held or is not held in the same weighting as in the Index. In such a case, the fund may attempt to hold a representative sample of the securities in the Index, which will be selected by the fund’s manager, New York Life Investment Management LLC (the "Manager"), utilizing quantitative analytical models. The Manager will seek to construct the fund’s portfolio so that its market capitalization, industry weightings, fundamental investment characteristics (such as return variability, earnings valuation and yield) and liquidity measures perform like those of the Index. As long as the fund invests at least 90% of its total assets in the stocks included in the Index, it also may invest its other assets in options and futures contracts related to the Index or its component stocks, as well as cash and cash equivalents. The fund would use options and futures primarily to minimize the gap in performance that typically exists between any index fund and its index.

To the extent that 25% or more of the stocks that comprise the Index are issued by companies in the same industry of the technology sector, the fund will be concentrated, within the meaning of the Investment Company Act of 1940 (the "1940 Act"), in the stocks of companies in that industry. It is important that an investor realize that the fund’s decision to concentrate or not to concentrate its investments at any given time is not discretionary and will be a direct result of the stocks that comprise the Index.

Because the Index is a theoretical financial calculation, in contrast to an actual investment portfolio like the fund, performance of the fund will vary from the Index due to transaction costs, market impact, corporate actions (such as mergers and spin-offs) and timing variances. In addition, to the extent that the fund does not invest in every stock included in the Index in the proportions dictated by the Index, it may not track the Index with the same degree of accuracy as an investment vehicle which does. The Manager believes that, over time, the "tracking error" of the fund relative to the performance of the Index, adjusted for the effect of fund expenses, will be less than 5%. The Manager will adjust the fund’s portfolio in accordance with changes in the composition of the Index as it deems it appropriate.

PRINCIPAL RISKS

The fund is subject to the principal risks described below. Some or all of these risks may affect the fund's NAV, trading price, yield, total return and/or its ability to meet its objective.

Risks Associated with Investing in Technology Companies

•	The technology sector has been among the most volatile sectors of the stock market.

•	Technology companies face intense competition, both domestically and internationally.

•	Technology companies may have limited product lines, markets, or financial or managerial resources.

•	Products of technology companies may face obsolescence due to rapid technological developments and frequent new product introductions.

•	Technology companies may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

•	Technology companies are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

•	Technology companies may be subject to greater governmental regulation than companies in other sectors and changes in governmental policies may have a material adverse effect on their operations.

Small-Capitalization and Unseasoned Technology Company Risk

The Index may include the securities of small capitalization technology companies or unseasoned technology companies (i.e., those with less than a three-year operating history). These securities are often more susceptible to the risks outlined above, trade less frequently and may be subject to more abrupt price movements than the securities of larger capitalized, well established companies.

Market Risk

The fund's NAV will react to securities markets movements. As a result, you could lose money over short periods due to fluctuation in the fund’s NAV in response to market movements, and over longer periods during market downturns.

Passive Investment Risk

The fund is not actively managed and is likely to be affected by a general decline in the market segments represented in the Index. The fund invests in the securities included in the Index regardless of their investment merit. The Manager does not attempt to select individual stocks or to take defensive positions in declining markets.

Market Trading Risks

Absence of Prior Active Market

Although TechIES are listed for trading on the Exchanges, there can be no assurance that an active trading market will develop or be maintained.

Lack of Market Liquidity

Trading in TechIES on the Exchanges may be halted because of market conditions or for reasons that, in the view of the Exchanges, make trading in TechIES inadvisable. In addition, trading in TechIES may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules. There can be no assurance that the fund will continue to meet the requirements of the Exchanges necessary to maintain the listing of TechIES. Trading suspensions or delisting would adversely affect a shareholder’s ability to sell his or her TechIES.

TechIES May Trade at Prices Other than NAV

TechIES may trade below, at or above their NAV. The NAV of TechIES will fluctuate with changes in the market value of the fund’s holdings. The trading prices of TechIES will fluctuate in accordance with changes in the fund’s NAV as well as market supply and demand on the Exchanges. However, given that TechIES can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), the Manager believes that TechIES should not trade at large market value discounts or premiums to their NAVs.

Tracking Error Risk

Factors such as the fees and expenses of the fund, imperfect correlation between the stocks held by the fund and those in the Index, rounding of share prices, changes to the Index and regulatory policies, may affect the Manager’s ability to achieve close correlation with the Index. The fund’s returns therefore may deviate from those of the Index.

Risks of Investing in a Limited Number of Issuers and Industries

The fund is non-diversified and may invest a greater percentage of its assets in a particular company compared with other funds. In addition, to the extent companies whose stocks comprise the Index are concentrated in one or more industries or groups of industries that make up the technology industries, the fund’s investments also will be so concentrated. Greater risk and increased volatility is associated with investments in a single industry of the stock market (as opposed to investments in a broader range of industries). The value of the fund’s shares may be especially sensitive to factors and risks that specifically affect such company or industry, and as a result, the fund’s share price may fluctuate more widely than the value of the shares of a mutual fund that invests in a broader range of industries and companies. The Index has a large proportion of technology stocks which may be more volatile than other industries or groups of industries.

Risks of Using Options and Futures

Investing in options and futures contracts related to the Index could carry additional risks such as losses due to unanticipated market price movements, and could also reduce the opportunity for gain.

Lack of Governmental Insurance or Guarantee

An investment in the fund is not a bank deposit nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PAST PERFORMANCE

As a new fund, past performance information is not available for the fund as of the date of this prospectus.

EXPENSES

Fee Table

This table describes the fees and expenses that you may pay if you buy and hold TechIES of the fund.*

Shareholder Fees (fees paid directly from your investment, but see the "Creation Transaction Fees and Redemption Transaction Fees" discussion below)

Annual Fund Operating Expenses (expenses paid from fund assets) as a
% of average daily net assets
Management Fees
Other Expenses
Total Annual Fund Operating Expenses	None† .25% .00% .25%

*	The fund will issue and redeem TechIES only in Creation Units, principally on an in-kind basis for portfolio securities of the Index. A Creation Unit consists of 50,000 TechIES. Shareholders who buy TechIES in the secondary market will not incur expenses associated with selling and redeeming Creation Units. Such shareholders, however, will incur indirectly the annual fund operating expenses and will pay customary brokerage commissions when buying or selling TechIES on an Exchange.

†	During an initial offering period, TechIES will be offered to the public at an initial NAV per share of $____, plus a sales charge of up to 2% of the initial offering price to compensate third parties for marketing and sales efforts (as is more fully described in the Supplement to this Prospectus). During the initial offering period, you will not be charged any transaction fees, as described below under "Creation Transaction Fees and Redemption Transaction Fees," in connection with your purchase of TechIES.

Concepts to Understand

Management Fee

The fee paid to the Manager for managing the fund’s portfolio and assisting in all aspects of the fund’s operations. The Fund pays the management fees, and taxes, brokerage fees and commissions, if any, interest or borrowings, fees and expenses of non-interested Board members and of independent counsel to the fund and the non-interested board members (which are expected to be de minimus), and extraordinary expenses. Under the fund’s management contract, the Manager has agreed to pay all other fund expenses.

Expense Example

This example is for illustration purposes only, as TechIES will be issued only in Creation Units and shares in less than Creation Unit aggregations are not redeemable.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your TechIES at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

1 Year $__	3 Years $__

Creation Transaction Fees and Redemption Transaction Fees

As a practical matter, only institutions or large investors purchase or redeem Creation Units. A standard creation transaction fee of $[1,000] is charged to each purchaser of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. The approximate value of a Creation Unit as of ______, 2001 was $____. An investor who holds Creation Units and wishes to redeem them at NAV would pay a standard redemption fee of $____ on the date of such redemption, regardless of the number of Creation Units redeemed that day.* Investors who hold Creation Units will incur their share of the annual fund operating expenses described in the table above. Assuming an investment in a Creation Unit of $____ and a 5% return each year, and assuming that the fund’s operating expenses remain the same, the total costs would be $___ if the Creation Unit is redeemed after one year, and $____ if the Creation Unit is redeemed after three years.

Except when aggregated in Creation Units, TechIES are not redeemable securities, but they can be sold on the Exchanges.

__________

*	If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee will be charged of up to 4 times the standard creation or redemption transaction fee. See the "Purchasing and Redeeming Creation Units" section later in this Prospectus for more information with respect to creation transaction fees and redemption transaction fees.

OTHER STRATEGIES AND RISKS

Securities Lending

To generate income, the fund may lend securities in its portfolio to brokers, dealers and other financial organizations which meet certain credit quality requirements. This additional income may offset partially the fund’s expenses and reduce the effect that expenses have on the fund’s ability to track the Index. In connection with these loans, the fund will receive liquid collateral (generally cash) equal to at least 100% of the market value of the portfolio securities being lent. Collateral consisting of securities is marked to market on a frequent basis. Notwithstanding such collateral, the fund would lose value to the extent that a borrower defaults on its obligation to return borrowed securities and the value of the collateral is less than the value of the borrowed securities.

Money Market Instruments

The fund may temporarily maintain a portion of its assets in money market instruments under certain circumstances, including:

•	pending investment of any cash proceeds received in connection with the sale of Creation Units; or

•	pending settlement of purchases of securities by the fund.

MANAGEMENT AND OPERATIONS

Manager and Administrator

The fund’s investment manager is New York Life Investment Management LLC, 51 Madison Avenue, New York, NY 10010. As of ____, 2001, the Manager and its management affiliates manage assets in excess of approximately ____________. The Manager provides an investment program for the fund and manages the investment of its assets. The Manager uses teams of portfolio managers, investment strategists and other investment specialists. This team-approach brings together many disciplines and leverages the Manager’s extensive resources.

The Manager also serves as the fund’s administrator, and, in such capacity, provides clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the fund. In addition, the Manager provides offices for the fund, pays the salaries and expenses of all of the personnel affiliated with the fund, and pays all of the operational expenses that are not the responsibility of the fund as described above under "Expenses".

The fund has agreed to pay the Manager an aggregate fee for its services at the annual rate of 0.25% of the fund’s average daily net assets.

The Manager is a wholly owned subsidiary of New York Life Insurance Company ("New York Life"). New York Life and its affiliates offer traditional life insurance and annuities products as well as mutual funds and institutional asset management and trust services.

Distributor

NYLIFE Distributors Inc. (the "Distributor"), a wholly-owned subsidiary of New York Life, serves as the distributor of Creation Units for the fund on an agency basis. The Distributor does not maintain a secondary market in TechIES.

Custodian, Transfer Agent and Sub-Administrator

The Bank of New York ("BNY") is the custodian, transfer agent and sub-administrator for the fund.

Index Provider

The Index is compiled by Pacific Exchange. The fund will be entitled to use the Index pursuant to a licensing agreement with Pacific Exchange. Pacific Exchange is not affiliated with the fund, the Manager, New York Life, the Distributor, or the AMEX. The fund is not sponsored, endorsed, sold or promoted by Pacific Exchange and Pacific Exchange makes no representation about the advisability of investing in the fund. PSESM, Pacific Stock ExchangeSM, PSE Technology IndexSM, and PSE Tech 100SM are service marks of Pacific Exchange. None of the sub-administrator, custodian, transfer agent, distributor, or any beneficial owner of TechIES is entitled to any rights whatsoever under the licensing agreement with the Pacific Exchange or to use the trademarks or service marks of the Pacific Exchange, or to use the Index except as specifically described herein. The Index is determined, composed and calculated without regard to the Manager, the fund, or the beneficial owners of TechIES. Pacific Exchange has complete control and sole discretion in determining, comprising, and calculating the Index and in modifying in any way its method for determining, comprising, or calculating the Index in the future.

Comparative Performance of Indexes

Set forth below is the average annual total return and cumulative total return for the periods indicated of the PSE Tech 100 Index and the Nasdaq-100 Index. Each index is unmanaged and its performance does not reflect the expenses associated with the fund, such as the management fee. Investors should not consider this performance data as an indication of the future performance of the fund.

[Performance data to be provided.]

BUYING AND SELLING TechIES

Buying and Selling TechIES

TechIES trade on an auction market on each Exchange during the trading day and can be purchased and sold throughout the trading day like other shares of publicly traded stocks. There is no minimum investment, although generally TechIES are purchased in "round lots" of 100 TechIES. When buying or selling TechIES through a broker, you will incur customary brokerage commissions and charges. TechIES may be acquired or redeemed directly from the fund only in Creation Units, as discussed below in the "Purchasing and Redeeming Creation Units" section.

TechIES trade on the AMEX and PCX under the ticker symbol "TQS." TechIES prices are reported in dollars and fractions per TechIES. Fractions are quoted in 1/64s.

The Exchanges are generally open Monday through Friday and are closed on weekends and the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including TechIES.

Book Entry

TechIES are held in book-entry form, which means that no stock certificates are issued. Depository Trust and Clearing Corporation ("DTC") or its nominee is the record owner of all outstanding TechIES and is recognized as the owner of all TechIES for all purposes.

Investors owning TechIES are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all TechIES. Participants include DTC, securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC (collectively, "DTC Participants"). As a beneficial owner of TechIES, you are not entitled to receive physical delivery of stock certificates or to have TechIES registered in your name, and you are not considered a registered owner of TechIES. Therefore, to exercise any right as an owner of TechIES, you must rely upon the procedures of DTC Participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or "street name" form.

TechIES Prices

The trading prices of TechIES on the Exchanges may differ in varying degrees from their daily NAVs and can be affected by market forces such as supply and demand, economic conditions and other factors.

The Exchanges intend to disseminate the approximate value of TechIES every fifteen seconds. This approximate value should not be viewed as a "real-time" update of the NAV per share of TechIES, because the approximate value may not be calculated in the same manner as the fund’s NAV, which is computed once a day. The Manager and the fund are not involved in, or responsible for, the calculation or dissemination of such amount and make no warranty as to its accuracy.

PURCHASING AND REDEEMING CREATION UNITS

As a practical matter, only institutions or large investors purchase or redeem Creation Units.

Purchase of Creation Units

To purchase Creation Units of the fund, an investor must deposit into the fund a portfolio of stocks closely approximating the holdings of the fund (the "Deposit Securities") and a specified amount of cash (the "Cash Component"). The list of the names and the number of shares of the Deposit Securities is made available through the facilities of the National Securities Clearing Corporation (the "NSCC") prior to the opening of business on the Exchanges. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities.

Orders must be placed in proper form by or through either (i) a "Participating Party," i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement System of the NSCC (the "Clearing Process"), which may include the Distributor, or other affiliates of the Manager; or (ii) a DTC Participant that, in either case, has entered into an agreement with the fund and the Distributor with respect to purchases and redemptions of Creation Units ("Participant Agreement"). Investors should contact the Distributor for the names of Participating Parties and/or DTC Participants that have signed a Participant Agreement. All orders must be placed for one or more whole Creation Units of TechIES, and must be received by the Distributor in proper form no later than the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) ("Closing Time") in order to be effected based on that day’s NAV of TechIES.

Orders may be effected through the Clearing Process or outside the Clearing Process. An order to purchase Creation Units through the Clearing Process (through a Participating Party), or outside the Clearing Process (through a DTC Participant), is deemed received by the Distributor on the date transmitted if the order is received by the Distributor no later than the Closing Time on such date and all other procedures set forth in the Participant Agreement are followed. However, in the case of orders effected outside the Clearing Process, if the Custodian does not receive the requisite Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., New York time, respectively, on the next business day immediately following the transmittal date, the order will be canceled. Any order may be rejected under certain limited circumstances which are specified in the SAI.

A fixed transaction fee of $___ is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. This transaction fee will be paid to the Custodian and the Manager to cover any fees charged in connection with the transaction, including DTC settlement charges and processing costs, and any excess will be paid to the fund. An additional charge of up to 4 times the fixed transaction fee (for a total charge of up to $____ may be imposed with respect to transactions effected outside the Clearing Process (through a DTC Participant) and in the limited circumstances specified in the SAI in which cash can be used in lieu of Deposit Securities to purchase Creation Units. TechIES may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the fund cash equal to at least 125% of the market value of the missing Deposit Securities. Any such transaction must be effected outside the Clearing Process.

Redeeming Creation Units

TechIES may be redeemed only in Creation Units at their NAV and only on a day the NYSE is open for business. The Custodian makes available prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time) and PCX (currently 6:30 a.m., Pacific time) through the facilities of the NSCC, the list of the names and the number of shares of the fund’s portfolio securities that will be applicable to redemption requests received in proper form that day ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units. The redemption proceeds consist of the Fund Securities, which generally will consist of securities that comprise the fund’s portfolio at the time of redemption, plus, if applicable, cash in an amount equal to the difference between the NAV of TechIES being redeemed, as next determined after receipt of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable redemption transaction fee. In certain circumstances the fund, in its sole discretion, may pay a redeeming shareholder the cash equivalent of a Fund Security. Should the Fund Securities have a value greater than the NAV of TechIES, a compensating cash payment to the fund equal to the differential will be required of the redeeming shareholder by the Participating Party or DTC Participant, as the case may be. The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered to the redeeming shareholder will be made according to procedures set forth below under "Determining NAV" (and in the SAI) computed on the business day on which a redemption order is deemed received by the fund.

Orders to redeem Creation Units of the fund may be effected only by or through a Participating Party (with respect to redemptions through the Clearing Process) or a DTC Participant (with respect to redemptions outside the Clearing Process). An order to redeem through the Clearing Process is deemed received on the date of transmittal if such order is received by the fund prior to the Closing Time on the date of transmittal and all other procedures set forth in the Participant Agreement are properly followed. An order to redeem outside the Clearing Process is deemed received by the fund on the date of transmittal if: (i) such order is received by the fund no later than 4:00 p.m., New York time, on the transmittal date; (ii) such order is accompanied or preceded by the requisite number of TechIES specified in the order, which delivery must be made through DTC to the fund no later than 11:00 a.m., New York time, on the next business day after the transmittal date; and (iii) all other procedures set forth in the Participant Agreement are followed.

A fixed transaction fee of $[1,000] is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. This transaction fee will be paid to the Custodian and the Manager to cover any fees charged in connection with the transaction, including DTC settlement charges and processing costs. These fees are expected to approximate the cost of redemption, but any excess will be paid to the fund. An additional charge of up to 4 times the fixed transaction fee for a total charge of up to $____ may be charged with respect to transactions effected outside the Clearing Process and in the limited circumstances specified in the SAI in which cash may be used in lieu of securities to redeem Creation Units.

Investors must accumulate enough TechIES to constitute a Creation Unit in order to redeem such TechIES. The accumulation of such TechIES in the secondary market requires that there be sufficient liquidity in the public market to assemble the required number of TechIES, and will be subject to brokerage and other costs. Upon the commencement of the fund’s operations, a Creation Unit is expected to cost approximately $___.

DETERMINING NAV

The NAV per share of TechIES is calculated at the close of regular trading (normally 4:00 p.m., Eastern time) every day the NYSE is open. The NYSE generally is open on the same days as the Exchanges. The NAV is computed by dividing the total net assets of the fund by its shares outstanding. The fund’s investments generally are valued based upon market value or, where market quotations are not readily available, based on fair value determined in accordance with procedures approved by the fund’s Board.

DIVIDENDS AND DISTRIBUTIONS

The fund pays dividends from its net investment income and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Dividend and capital gain distributions will be paid in cash and may be reinvested automatically in additional TechIES only if your broker makes such option available.

TAXES

Any investment in the fund typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Because each person’s tax situation is different, you should consult your tax adviser about the tax implications of your investment in the fund.

Fund dividends and other distributions are taxable to most investors (unless your investment is in a tax-exempt entity or tax-deferred retirement account, such as an IRA plan). The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash. In general, distributions are federally taxable as follows:

Taxability of distributions Type of distribution	Tax rate for 15% bracket	Tax rate for 28% bracket or above

Income Dividends Short-term* capital gains Long-term** capital gains	Ordinary income rate Ordinary income rate 8%/10%	Ordinary income rate Ordinary income rate 18%/20%

*	Short-term capital gains applies to TechIES sold or exchanged up to and including 12 months after buying them.

**	Long-term capital gains applies to TechIES sold or exchanged over 12 months after buying them; the lower rate set forth in the table applies to TechIES held for more than five years.

You may want to avoid buying TechIES when the fund is about to declare a capital gain distribution or an income dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

You generally will recognize a gain or loss when you exchange equity securities for Creation Units. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your basis in the securities surrendered and the cash component paid. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. You should consult your own tax adviser about the tax consequences of exchanging securities for Creation Units.

After the end of each year, the fund will provide you with information about the distributions and dividends you received.

DISCLAIMERS

TechIES are not sponsored, endorsed or promoted by the AMEX or the PCX. Neither Exchange makes any representation or warranty, express or implied, to the owners of TechIES or any member of the public regarding the ability of the fund to track the total return performance of the Index. The Index is determined, composed and calculated by Pacific Exchange without regard to TechIES. The AMEX is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Index. Neither Exchange has any obligation or liability to owners of TechIES in connection with the administration, marketing or trading of TechIES.

Pacific Exchange does not guarantee the accuracy and/or completeness of the Index or any data used to calculate the Index or to determine the Index components. Pacific Exchange does not guarantee the uninterrupted or un-delayed calculation or dissemination of the Index. Pacific Exchange shall have no liability for any errors, omissions, or interruptions therein. Pacific Exchange does not guarantee that the Index accurately reflects past, present, or future performance.

Neither Exchange makes any warranty, express or implied, as to results to be obtained by the fund, owners of TechIES, or any other person or entity from the use of the Index or any data included therein. The AMEX and PCX make no express or implied warranties, and hereby expressly disclaim all warranties of merchantability or fitness for a particular purpose with respect to the Index or any data included in the Index. Without limiting any of the foregoing, in no event shall the AMEX or PCX have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

New York Life, including its affiliates, does not guarantee the accuracy and/or the completeness of the Index or any data included in the Index, and will not be liable for any errors, omissions, or interruptions in the Index. New York Life and its affiliates make no warranty, express or implied, as to results to be obtained by the fund, owners of TechIES, or any other person or entity from the use of the Index or any data included therein. New York Life and its affiliates make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall New York Life or its affiliates have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

For more information about the fund and its TechIES, you may request a copy of the SAI. The SAI is incorporated by reference into this Prospectus and is legally considered a part of this Prospectus.

If you have questions about the fund or TechIES or would like to obtain the SAI free of charge, please:

Call: Write: Visit:	1-800-____ Monday through Friday 8:00 a.m. to 8:00 p.m. (Eastern time) ______ www______

Information about the fund and its TechIES (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund and its TechIES is available on the EDGAR Database on the Commission’s Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:

publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the fund and TechIES not contained in this Prospectus and you should not rely on any other information. Read and keep this Prospectus for future reference.

Technology Index Equity Shares
a series of NYLIM Exchange-Traded Funds Trust
Investment Company Act file no. 811-10281

Subject to Completion, July 27, 2001

TECHNOLOGY INDEX EQUITY SHARES

_____, 2001

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

This Statement of Additional Information ("SAI") supplements the information contained in the current Prospectus of Technology Index Equity Shares (the "Fund") dated ______, 2001, as amended or supplemented from time to time, and should be read in conjunction with the Fund's Prospectus. The Fund is a series of NYLIM Exchange-Traded Funds Trust (the "Company"). A copy of the Fund's Prospectus may be obtained without charge by writing to the Company's distributor, NYLIFE Distributors, Inc. (the "Distributor"), at ___________, or calling __________. This SAI, although not in itself a prospectus, is incorporated in its entirety by reference in and is made a part of the Fund's Prospectus.

TABLE OF CONTENTS

Page

General Description of the Company and the Fund	1
Investment Practices and Instruments	1
Construction and Maintenance Standards for the Index	7
Investment Restrictions	7
Trustees and Executive Officers of the Company	9
Management Arrangements	9
Continuous Offering	12
Exchange Listing and Trading	12
Book Entry Only System	13
Purchase of Creation Units	14
Acceptance of Orders for Creation Units	16
Redemption of Creation Units	17
Determination of Net Asset Value	19
Performance Data	19
Dividends, Distributions and Taxes	20
Additional Information	23
Financial Statements	24
Counsel and Independent Auditors	24
Disclaimers	24
Appendix	26

GENERAL DESCRIPTION OF THE COMPANY AND THE FUND

The Company was organized as a Delaware business trust on January 22, 2001 and is authorized to have multiple series, or portfolios. Currently, the Fund is the only portfolio offered by the Company. The Fund is a non-diversified, open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's shares are referred to herein as "TechIES."

The investment objective of the Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the PSE Technology 100 Index (the "Index"). The Index is a price-weighted, broad based index comprised of 100 listed and over-the-counter stocks from 15 different technology industry sectors (including computer hardware and software development, semiconductors, networking, communications, and data storage and processing). Pacific Exchange, Inc. ("Pacific Exchange") selects stocks for inclusion in the Index based on its assessment that the issuer is a company which has, or likely will develop, products, processes or services that will provide or will benefit significantly from technological advances and improvements.

The Fund issues TechIES at their net asset value ("NAV") only in aggregations of a specified number of shares--50,000 TechIES or multiples thereof (each, a "Creation Unit")--generally in exchange for a basket of equity securities ("Deposit Securities") closely approximating the holdings of the Fund, and a specified cash payment ("Cash Component"). TechIES are redeemable only in Creation Unit aggregations and, generally, in exchange for portfolio securities and a specified amount of cash. Except when aggregated in Creation Units, TechIES are not redeemable Securities, but they can be sold on the Exchanges. TechIES have been approved for listing and secondary trading on the American Stock Exchange (the "AMEX") and the Pacific Exchange (the "PCX") (each, an "Exchange" and collectively, the "Exchanges"), subject to notice of issuance. TechIES will trade on the Exchanges at market prices that may be below, at, or above their NAV.

The Fund reserves the right to offer a "cash" option for purchases and redemptions of TechIES (subject to applicable legal requirements). TechIES may be issued in advance of receipt of Deposit Securities subject to various conditions including, in certain circumstances, a requirement to maintain on deposit with the Fund cash at least equal to 125% of the market value of the missing Deposit Securities. In each instance of such cash purchases or redemptions, the Fund may impose transaction fees that will be higher than the transaction fees associated with in-kind purchases or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities.

INVESTMENT PRACTICES AND INSTRUMENTS

The Fund uses a "passive" or indexing investment approach to try to approximate the investment performance of the Index. This approach involves investing in a portfolio of stocks that seeks to replicate the Index or using quantitative analytical procedures to approximate the Index's performance. Because the Fund is not actively managed, adverse performance of a security in the Fund's portfolio generally will not result in its removal from the Fund's portfolio. The Fund is managed by New York Life Investment Management LLC (the "Manager").

The Fund seeks to achieve its objective by investing, under normal circumstances, at least 90% of its total assets in common stocks included in the Index in approximately the same weightings as in the Index. The Fund intends to invest in substantially all of the stocks that comprise the Index. The Fund will be reviewed daily and adjusted, when necessary, to maintain security weightings as close to those of the Index as possible, given the amount of assets in the Fund at that time. There may be instances, however, where a stock in the Index is not held or is not held in the same weighting as in the Index. In such a case, the Fund may attempt to hold a representative sample of the securities in the Index, which will be selected by the Manager, utilizing quantitative analytical models. As long as the Fund invests at least 90% of its total assets in the stocks included in the Index, it also may invest its other assets in options, futures contracts, options on futures contracts, and swaps related to the Index, as well as cash and cash equivalents.

Non-Diversified Classification. The Fund is classified as "non-diversified" under the 1940 Act which means that the Fund is not limited by such Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The stocks of a particular issuer, or of issuers in particular industries, may dominate the Index and, consequently, the Fund's investment portfolio. This may adversely affect the Fund's performance or subject TechIES to greater price volatility than that experienced by more diversified investment companies.

The Fund, however, does intend to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company ("RIC") for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. To qualify as a RIC, the Fund will, among other things, limit its investments so that, at the close of each quarter of the taxable year (a) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer, and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. Compliance with the diversification requirements of the Code may limit the investment flexibility of the Fund.

Lending of Portfolio Securities. The Fund may seek to increase its income by lending portfolio securities. Such loans may be made to institutions, such as broker-dealers, and must be secured continuously by collateral in cash or U.S. government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The total market value of portfolio securities loaned may not exceed 33-1/3% of the total assets of the Fund. The Fund will have the right to call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and will receive compensation from the investment of the collateral. The Bank of New York serves as the Fund's agent in making loans of portfolio securities and short-term money market investments of the cash collateral received, subject to the supervision and control of the Manager, and, as such, shares in any net income earned by the Fund.

As with other extensions of credit, there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with the Fund. However, the loans would be made only to firms deemed by the Manager to be creditworthy and approved by the Company's Board, and when, in the judgment of the Manager, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

Borrowing. The Fund may only borrow for temporary or emergency purposes to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. This borrowing may be unsecured. The 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time and could cause the Fund to be unable to meet certain requirements for qualification as a RIC for Federal tax purposes. To avoid the potential leveraging effects of the Fund's borrowings, the Fund will repay any money borrowed in excess of 5% of its total assets prior to purchasing additional securities. Borrowing may exaggerate the effect on the Fund's NAV of any increase or decrease in the market value of the Fund's portfolio securities. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Money Market Instruments. The Fund may invest a portion of its assets in short-term corporate and government bonds and notes and money market instruments. Money market instruments include: obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches or subsidiaries located outside the U.S.), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments.

Certificates of deposit are receipts from a bank or savings and loan association for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or savings and loan associations are generally similar to certificates of deposit, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions.

The Fund will not invest in any obligation of a domestic or foreign bank unless (i) the bank has capital, surplus, and individual profits (as of the date of its most recently published financial statements) in excess of $100 million, or the equivalent in other currencies, and (ii) in the case of a U.S. bank, its deposits are insured by the Federal Deposit Insurance Corporation. These limitations do not prohibit investments in the securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain sellers determined by the Manager to be creditworthy. A repurchase agreement, which provides a means for the Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases securities (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. The custody of the Obligation will be maintained by a custodian appointed by the Fund. The Fund attempts to assure that the value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund, together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. The Manager seeks to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with banks or broker-dealers, which involve the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price. The Fund will segregate liquid assets to cover its obligations under reverse repurchase agreements. The Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than 33-1/3% of its total assets. The use of reverse repurchase agreements by the Fund is a form of leveraging which increases its investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund's earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

Foreign Securities. The Fund may purchase common stocks of foreign corporations represented in the Index (such securities are publicly traded on securities exchanges or over-the-counter in the United States). The Fund's investment in foreign corporations represented in the Index also may be in the form of American Depositary Receipts ("ADRs"). ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the unsponsored ADR.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Investments in foreign securities may be affected by change in governmental administration or economic policy (in the U.S. and abroad) or changed circumstances in dealings between nations. Foreign companies may be subject to less governmental regulation than U.S. companies. Securities of foreign companies may be more volatile than securities of U.S. companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Investment Companies. The Fund may invest in the securities of other investment companies (including money market funds) to the extent allowed by law. Under the 1940 Act, the Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate.

Illiquid Securities. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities, which term includes securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

To the extent the Fund invests in restricted securities, the Fund may be exposed to additional risks. "Restricted" securities are those securities which have not been registered under the Securities Act of 1933 ("Securities Act"). Because they are unregistered, only a limited number of investors are qualified to invest in such securities. The smaller market may create undesirable delays in selling restricted securities. When the Fund attempts to dispose of restricted securities it may incur additional transaction costs in finding a buyer or, in an extreme case, the cost of registering the security.

Futures and Options. The Fund may enter into futures contracts and options on securities and the Index and other securities indexes, and options on these futures, generally to facilitate trading in the securities of companies that comprise the Index, to reduce transaction costs, or to simulate full investment in the Index while maintaining sufficient liquidity to pay the Fund's operating expenses. The Fund may not invest in such contracts and options for purposes other than hedging if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options. The Fund will only enter into futures contracts and options on futures contracts that are traded on a domestic exchange. The Fund will not use futures or options for speculative purposes.

A call option gives the holder the right to purchase a specific security at a specified price referred to as the "exercise price," within a specified period of time. A put option gives the holder the right to sell a specific security at a specified price within a specified period of time. The initial purchaser of a call option pays the "writer" a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Institutions, such as the Fund, that sell (or "write") call options against securities held in their investment portfolios retain the premium. The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held, and may purchase call options to hedge against an increase in the price of securities it is committed to purchase.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on indexes that reflect the market value of common stock of the firms included in the indexes. The Fund may enter into futures contracts to purchase securities indexes when the Manager anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. Assets committed to futures contracts will be segregated to the extent required by law.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

The Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in the value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, positions in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in there being a discrepancy between the price of the stock index future and the movement in the stock index. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Finally, no stock index future includes all the stocks in the index. Therefore, price movements in the futures contract and the index cannot be perfectly correlated.

No consideration will be paid or received by the Fund upon entering into a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents. This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

If the Fund hedges against the possibility of a change in market conditions adversely affecting the value of securities held in its portfolio and market conditions move in a direction opposite to that which has been anticipated, the Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In such event, in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

Stock Index Options. As described generally above, the Fund may purchase put and call options and write call options on the Index and other domestic stock indexes listed on domestic exchanges in order to realize its investment objective or for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values or prices of the stocks included in the index.

Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the portfolio securities of the Fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes will be subject to the Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Future Developments. The Company's Board may authorize the Fund to invest in securities contracts and investments other than those listed in this SAI and in the Prospectus, provided they are consistent with the Fund's investment objective and do not violate any investment restrictions or policies.

General Considerations and Risks. A discussion of the risks associated with an investment in the Fund is contained in the Prospectus in the "Principal Risk" and "Other Strategies and Risks" sections. The discussion below supplements, and should be read in conjunction with, those sections of the Prospectus.

An investment in the Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks in general and other factors that affect the market. The technology sectors have been among the most volatile sectors of the stock market, and certain of the risks described below may be greater for common stocks of issuers in the technology sectors.

An investment in the Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of TechIES). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Although most of the securities in the Index are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of TechIES will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

CONSTRUCTION AND MAINTENANCE STANDARDS FOR THE INDEX

The Index consists of 100 common stocks, which are chosen by Pacific Exchange based on its assessment that the issuer is a company which has, or likely will develop, products, processes, or services that will provide or will benefit significantly from technological advances and improvements. The Index offers a broad basket of stocks representing a full spectrum of technology industry sectors. Diversity within the Index ranges from biotechnology firms to semiconductor capital equipment manufacturers and includes a cross-section of U.S. companies that are leaders in 15 technology industry sectors, including biotechnology, data communications, data storage and processing, diversified computer manufacturing, electronic equipment, information processing medical technology, micro-computer manufacturers, semi-conductor manufacturers, software products, test, analysis and instrumentation equipment, mini and mainframe computer manufacturing, office automation equipment and semi-conductor capital equipment manufacturing. The Appendix contains a full listing of the companies included in the Index as of _______, 2001.

Similar to the Dow Jones Industrial Average, the Index is price weighted, meaning the component stocks are given a percentage weighting based on their price. Consequently, the Index is composed of an equal number of shares of each component stock. Although this indexing method allows the Index to accurately measure a broad representation of technology stocks without being dominated by a few large companies, it results in smaller- and mid-sized companies representing a more significant portion of the Index than is the case for indexes such as the S&P 100 Index, which are weighted by the market value of the companies represented on the index.

[The Index has been continuously calculated since __________. The value of the Index is calculated and disseminated by the American Stock Exchange Index Services Group. The Index is quoted on the services of Bloomberg L.P., Reuters Limited and Bridge Information System, Inc.]

INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental policies of the Fund, i.e., they may not be changed without the approval of the holders of a "majority of the Fund's outstanding voting shares". As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less. Except for those investment policies of the Fund specifically identified as fundamental in the Prospectus and this SAI, and the Fund's investment objective as described in the Prospectus, all other investment policies and practices described may be changed by the Board without the approval of the Fund's shareholders. However, with the approval of the Board and without shareholder approval, the Fund can amend its investment objective to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of an index provided and maintained by a different index provider so long as that replacement index is otherwise substantially identical to the original Index.

If any percentage restriction described below (except with respect to investment restriction number 2) is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

Under the investment restrictions adopted by the Fund, the Fund will not:

(1) invest in a security if, as a result of such investment, 25% or more of its total assets would be invested in the securities of issuers in any particular industry, except to the extent the Index is concentrated in the stocks of such particular industry, provided that, when the Fund has adopted a temporary defensive position, there shall be no limitation on the purchase of securities issued or guaranteed by the U.S. government (including its agencies or instrumentalities);

(2) borrow money or issue senior securities, except that the Fund may (i) borrow money or enter into reverse repurchase agreements, but only if immediately after each borrowing there is asset coverage of 300%, and (ii) issue senior securities to the extent permitted under the 1940 Act;

(3) lend any funds or other assets, if, as a result, more than 33-1/3% of its total assets would be lent to others, except that the Fund may, consistent with its investment objective and policies: (i) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities in accordance with applicable guidelines established by the SEC and any guidelines established by the Company's Trustees;

(4) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

(5) purchase or sell commodities or commodities contracts, except that, subject to restrictions described in the Prospectus and this SAI, the Fund may enter into futures contracts on securities, securities indexes, or any other financial instruments and options on such futures contracts; and

(6) act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the Securities Act.

TRUSTEES AND EXECUTIVE OFFICERS OF THE COMPANY

TRUSTEES AND OFFICERS

The Board of Trustees oversees the Company and the Manager. Information pertaining to the Trustees and Executive Officers of the Company is set forth below. Trustees deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

[To be Provided]

MANAGEMENT ARRANGEMENTS

Investment Manager and Administrator

New York Life Investment Management LLC serves as investment manager to the Fund pursuant to an investment management agreement dated ______, 2001 (the "Management Agreement") with the Company. The Management Agreement will remain in effect for two years following its effective date and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Company or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Manager is a wholly owned subsidiary of New York Life Insurance Company ("New York Life").

The Management Agreement provides that the Manager will not be liable to the Fund for any error of judgment by the Manager or for any loss sustained by the Fund, except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement also provides that it will terminate automatically if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either party upon no less than 30 days' written notice.

Subject to the supervision and direction of the Company's Board, the Manager manages the Fund's portfolio in accordance with the Fund's stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the Fund.

The Manager also serves as the Fund's administrator, and, in such capacity, provides clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the fund. In addition, the Manager provides offices for the Fund, pays the salaries and expenses of all of its personnel and the personnel affiliated with the Fund, except the fees and expenses of the Trustees not affiliated with the Manager. The Fund pays the management fees, taxes, brokerage fees and commissions, if any, interest on borrowings, fees and expenses of non-interested Board members, fees and expenses of independent counsel to the Company and to the non-interested Board members, and any extraordinary expenses. All of the other expenses incurred in the operation of the Fund will be borne by the Manager.

As compensation for its services to the Fund, the Manager receives an aggregate fee, computed daily and paid monthly, at the annual rate of 0.25% of the Fund's average daily net assets. The Manager is not responsible for records maintained by the custodian, transfer agent, or sub-administrator.

Code of Ethics

The Company has adopted a Code of Ethics governing personal trading activities of all Trustees, officers of the Company and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale or who have the power to influence the management or policies of the Company or the Manager, unless such power is the result of their position with the Company or Manager. Such persons are generally required to preclear all security transactions with the Company's Compliance Officer or his designee and to report all transactions on a regular basis. Subject to these restrictions, these persons are permitted to invest in securities, including securities that may be purchased or held by the Fund. The Company has developed procedures for administration of the Code of Ethics.

Index Compiler

The Index is compiled by Pacific Exchange. The Fund will be entitled to use the Index pursuant to a licensing agreement with Pacific Exchange. Pacific Exchange is not affiliated with the Fund, the Manager, New York Life, the Distributor, or the AMEX. The Fund is not sponsored, endorsed, sold or promoted by Pacific Exchange and Pacific Exchange makes no representation about the advisability of investing in the Fund. PSESM , Pacific Stock ExchangeSM, PSE Technology IndexSM, and PSE Tech 100SM are service marks of Pacific Exchange. None of the Sub-Administrator, Custodian, Transfer Agent, Distributor, or any beneficial owner of TechIES is entitled to any rights whatsoever under the licensing agreement with the Pacific Exchange or to use the trademarks or service marks of the Pacific Exchange, or to use the Index except as specifically described herein. The Index is determined, composed and calculated without regard to the Manager, the Fund, or the beneficial owners of TechIES. Pacific Exchange has complete control and sole discretion in determining, comprising, and calculating the Index and in modifying in any way its method for determining, comprising, or calculating the Index in the future.

Sub-Administrator, Custodian and Transfer Agent

The Bank of New York ("BNY"), located at 100 Church Street, New York, NY 10286, serves as the Sub-Administrator, Custodian and Transfer Agent of the Company. Pursuant to a Sub-Administration Agreement with the Company, BNY provides certain administrative and accounting services for the maintenance and operations of the Fund. In addition, BNY makes available the office space, equipment, personnel and facilities required to provide such services. Under the Custodian Agreement with the Company, BNY maintains in separate accounts cash, securities and other assets of the Fund, keeps all necessary accounts and records, and provides other services. BNY is required, upon the order of the Fund, to deliver securities held by BNY and to make payments for securities purchased by the Fund. Pursuant to a Transfer Agency and Service Agreement with the Company, BNY acts as the Fund's transfer agent, and dividend disbursing agent. As compensation for the foregoing services, BNY receives certain out-of-pocket costs, transaction fees, and asset-based fees which are accrued daily and paid monthly.

Distributor

NYLIFE Distributors, Inc., located at 300 Interpace Parkway, Parsippany, NJ 07054, serves as the distributor of TechIES pursuant to a Distribution Agreement dated _____, 2001 (the "Distribution Agreement") with the Company. The Distribution Agreement is subject to annual approval by the Company's Board. The Distribution Agreement is terminable with respect to the Fund at any time, without payment of a penalty, by: (i) vote of a majority of the Company's Trustees who are not "interested persons" (as defined in the 1940 Act) of the Company, upon 60 days' written notice to the Distributor; (ii) vote of a majority of the voting securities of the Fund, upon 60 days' written notice to the Distributor; or (iii) the Distributor, upon 60 days' written notice to the Company. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Distribution Arrangements

TechIES are continuously offered for sale by the Fund through the Distributor only in Creation Units, as described in the Prospectus, and below under "Creation and Redemption of Creation Units." TechIES in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, the SAI to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and a member of the National Association of Securities Dealers, Inc. ("NASD").

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Units. Such Soliciting Dealers also may be Participating Parties (as defined below), DTC Participants (as defined below) and/or investor services organizations.

The Distributor may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to Soliciting Dealers or to otherwise promote the sale of TechIES.

Portfolio Transactions

The Manager arranges for the purchase and sale of the Fund's securities and selects brokers and dealers which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. The Manager may select brokers and dealers that provide it with research services and may cause the Fund to pay such brokers and dealers commissions which exceed those charged by other brokers and dealers, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, brokers and dealers may be selected for research, statistical or other services to enable the Manager to supplement its own research and analysis.

Decisions to buy and sell securities for the Fund are made by the Manager, subject to the overall supervision and review of the Company's Board. Portfolio securities transactions for the Fund are effected by or under the supervision of the Manager.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers, except in those cases in which better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

In executing portfolio transactions and selecting brokers or dealers, it is the Fund's policy to seek the best overall terms available. The Manager, in seeking the most favorable price and execution, considers all factors it deems relevant, including, for example, the price of the securities, the size of the transaction, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. The Manager may receive research, statistical and quotation services or special brokerage services from several broker-dealers with which it places the Fund's portfolio transactions. It is possible that certain of the services received primarily will benefit one or more other accounts for which the Manager exercises investment discretion. Conversely, the Fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. The Company's Board, in its discretion, may authorize the Manager to cause the Fund to pay a broker, that provides brokerage and research services to the Manager, a commission in excess of that which another qualified broker would have charged for effecting the same transaction.

Even though investment decisions for the Fund are made independently from those of the other accounts managed by the Manager, investments of the kind made by the Fund also may be made by those other accounts. When the Fund and one or more accounts managed by the Manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Manager to be equitable. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for or disposed of by the Fund.

The Fund will not deal with affiliates in principal transactions unless permitted by applicable rule or regulation or by exemptive order.

Portfolio Turnover

Although the Fund generally seeks to invest for the long term, the Fund retains the right to sell securities irrespective of how long they have been held. However, because of the "passive" investment management approach of the Fund, the portfolio turnover rate is expected to be under __%, a generally lower turnover rate than for most other investment companies. A portfolio turnover rate of __% would occur if ______ of the Fund's securities were sold within one year. Ordinarily, securities will be sold from the Fund only to reflect certain changes in the Index (including mergers or changes in the composition of the Index) or to accommodate cash flows into and out of the Fund while maintaining the similarity of the Fund to the Index. Because of this, the turnover rate for the Fund will be relatively low. However, because the Index is "price weighted," the Fund from time to time may experience higher turnover and brokerage expenses than would be the case if the Index's component stocks were weighted by market capitalization, rather than by price.

CONTINUOUS OFFERING

The way Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of TechIES are issued and sold by the Fund on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters, and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent TechIES, and sells such TechIES directly to customers, or if it chooses to couple the creation of a supply of new TechIES with an active selling effort involving solicitation of secondary market demand for TechIES. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms also should note that dealers who are not "underwriters" but are effecting transactions in TechIES, whether or not participating in the distribution of TechIES, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to TechIES are reminded that under Rule 153 under the Securities Act, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on an Exchange is satisfied by the fact that the Fund's Prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

EXCHANGE LISTING AND TRADING

The TechIES have been approved for listing and trading on the Exchanges, subject to notice of issuance. The TechIES will trade on the Exchanges at prices that may differ somewhat from their NAV. There can be no assurance that the requirements of an Exchange necessary to maintain the listing of TechIES will continue to be met.

The AMEX may, but is not required to, remove TechIES from listing if (1) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of TechIES for 30 or more consecutive trading days; (2) the value of the Index is no longer calculated or available; or (3) such other event shall occur or condition exists that, in the opinion of the AMEX, makes further dealings on the AMEX inadvisable. The Pacific Exchange has similar de-listing provisions. In addition, the Exchanges will remove TechIES from listing and trading upon dissolution of the Fund.

As in the case of other stocks traded on the Exchanges, brokers commissions on transactions will be based on negotiated commission rates at customary levels.

It is believed desirable for the NAV per share of TechIES initially offered to the public to be approximately one-tenth (1/10) of the value of the Index. If required, a one-time stock split or reverse stock split may be effected with respect to TechIES held by the sole shareholder of the Fund prior to the public offering of TechIES. The one-time stock split or reverse stock split will have no effect on the net assets of the Fund. The number of TechIES constituting a Creation Unit will remain 50,000.

BOOK ENTRY ONLY SYSTEM

Depository Trust and Clearing Corporation ("DTC") acts as securities depository for the TechIES. TechIES are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for TechIES.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, Inc. ("NYSE"), the AMEX and the NASD. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Investors beneficially owning TechIES ("Beneficial Owners") are shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of TechIES.

Pursuant to the Depositary Agreement between the Company and DTC, DTC is required to make available to the Fund upon request, and for a fee to be charged to the Company, a listing of TechIES held by each DTC Participant. The Fund shall inquire of each DTC Participant as to the number of Beneficial Owners holding TechIES, directly or indirectly, through such DTC Participant. The Fund shall provide each DTC Participant with copies of all notices, statements or other communications, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notices, statements or communications may be transmitted by the DTC Participant, directly or indirectly, to the Beneficial Owners. In addition, the Fund shall pay to each DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all TechIES. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in TechIES as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of TechIES held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Fund has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in TechIES, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants, or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to TechIES at any time by giving reasonable notice to the Fund, and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of TechIES, unless the Fund makes other arrangements with respect thereto satisfactory to each Exchange.

PURCHASE OF CREATION UNITS

The Fund issues and sells TechIES only in Creation Units (50,000 TechIES or multiples thereof) on a continuous basis through the Distributor, without a sales load, at their NAV next determined after receipt, on any day in which the NYSE is open for business (a "Business Day"), of an order in proper form. Except when aggregated in Creation Units, TechIES are not redeemable securities, but they can be sold on the Exchanges.

Fund Deposit

The consideration for purchase of a Creation Unit generally consists of an in-kind deposit of a designated portfolio of equity securities constituting a substantial replication, or a representation, of the stocks included in the Index (the "Deposit Securities"), and an amount of cash (the "Cash Component") computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit. The Cash Component may be plus or minus a Balancing Amount. The "Balancing Amount" is an amount equal to the difference between the NAV of TechIES (per Creation Unit) and the market value of the Deposit Securities (hereinafter referred to as the "Deposit Amount"). If the Balancing Amount is a positive number (i.e., the NAV per Creation Unit exceeds the Deposit Amount), the Cash Component will be increased by such positive amount. If the Balancing Amount is a negative number (i.e., the NAV per Creation Unit is less than the Deposit Amount), the Cash Component will be decreased by such negative amount. The Balancing Amount compensates for any differences between the NAV per Creation Unit and the Deposit Amount.

The Custodian, through the National Securities Clearing Corporation ("NSCC") (discussed below), makes available on each Business Day, prior to the opening of business on the AMEX (currently 9:30 a.m., New York time) and PCX (currently, 6:30 a.m., Pacific time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day). Such Fund Deposit applies, subject to any adjustments as described below, to all purchases of Creation Units until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit changes as rebalancing adjustments (e.g., to reflect changes in the weighting or composition of the Index) are made by the Manager in furtherance of the Fund's investment objective. In addition, the Fund reserves the right to permit or require the substitution of an amount of cash, i.e., a "cash in lieu" amount, to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the Clearing Process (discussed below), or which may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting.

Procedures For Purchase of Creation Units

To be eligible to place orders for Creation Units with the Distributor, an entity must be (i) a "Participating Party," i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant, and, in each case, must have executed an agreement with the Fund and the Distributor with respect to purchases and redemptions of Creation Units ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All TechIES will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to purchase Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m., New York time) ("Closing Time"), in each case on the date such order is placed in order for the purchase of Creation Units to be effected based on that day's NAV of TechIES. The date on which an order to purchase Creation Units (or an order to redeem Creation Units as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below. Severe economic or market disruptions or changes, or telephone or other communications failure, may impede the ability to reach the Distributor or an Authorized Participant.

Orders to purchase Creation Units must be placed with Authorized Participants in accordance with their respective procedures. In addition, an Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker-dealer may not have executed a Participant Agreement, and, therefore, their orders to purchase Creation Units have to be placed by such broker-dealer through an Authorized Participant that has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Orders for purchase of a Creation Unit that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker-dealer or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Purchase of Creation Units Using Clearing Process

The Clearing Process is the process of purchasing or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Transfer Agent to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's purchase order. Pursuant to the trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Fund, together with such additional information as may be required by the Distributor. An order to purchase Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Purchase of Creation Units Outside Clearing Process

Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Fund and the Distributor. A DTC Participant who wishes to place an order to purchase Creation Units to be effected outside the Clearing Process does not have to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process, and that the purchase of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m., New York time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Fund, whose determination shall be final and binding. The Cash Component must be transferred directly to the Custodian through the Federal Reserve wire system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., New York time, on the next Business Day immediately following such Transmittal Date. An order to purchase Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the requisite Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Creation Units may be created prior to the Fund's receipt of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of TechIES on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 125% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form by 4:00 p.m., New York time, on such date, and federal funds in the appropriate amount are deposited with the Fund's Custodian by 11:00 a.m., New York time, the following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be rejected and the investor shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Fund, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Fund in an amount at least equal to 125% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., New York time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a mark to market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Fund may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Fund for the costs incurred by the Fund in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor, plus the brokerage and related transaction costs associated with such purchases. The Fund will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Fund and deposited into the Fund. In addition, a transaction fee of up to $_____ will be charged in all cases. The delivery of Creation Units so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

ACCEPTANCE OF ORDERS FOR CREATION UNITS

The Fund reserves the right to reject a purchase order transmitted to it by the Distributor if (a) the order is not in proper form; (b) the investor(s), upon obtaining TechIES ordered, would own 80% or more of the currently outstanding TechIES of the Fund; (c) the Deposit Securities delivered do not match the Deposit Securities disseminated that date through the facilities of the Exchanges by the Custodian, as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Fund or the Manager, have an adverse effect on the Fund or the rights of the Beneficial Owners; or (g) in the event that circumstances outside the control of the Fund, the Distributor and the Manager make it, for all practical purposes, impossible to process purchase orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, the Manager, the Distributor, DTC, NSCC, BNY or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective purchaser of a Creation Unit and/or the Authorized Participant acting on behalf of the purchaser of a Creation Unit of its rejection of the order of such person. The Fund, BNY and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall they incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered will be determined by the Fund, and the Fund's determination will be final and binding.

Purchase Transaction Fee

A fixed transaction fee of $____ is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. This transaction fee will be paid to the Custodian and the Manager to cover any fees charged in connection with the transaction and any excess will be paid to the Fund. An additional charge of up to 4 times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) purchases effected outside the Clearing Process; and (ii) cash purchases (to offset the Fund's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities), for a total charge of up to $____. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Fund.

REDEMPTION OF CREATION UNITS

TechIES may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. The Fund will not redeem TechIES in amounts less than Creation Units. Beneficial Owners must accumulate enough TechIES to constitute a Creation Unit in order to have TechIES redeemed by the Fund. The accumulation of such TechIES in the secondary market requires that there be sufficient liquidity in the public market to assemble the required number of TechIES, and will be subject to brokerage and other costs.

The Custodian, through the NSCC, makes available prior to the opening of business on the AMEX (currently 9:30 a.m., New York time) and PCX (currently 6:30 a.m., Pacific time) on each Business Day, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units.

In certain circumstances the Fund may, in its sole discretion, pay a redeeming shareholder the cash equivalent of a Fund Security. Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit generally consist of the Fund Securities announced by the Custodian on the Business Day of the request for redemption received in proper form, plus cash equal to an amount, if any, between the NAV of TechIES being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee of $____. Should the Fund Securities have a value greater than the NAV of the TechIES, a compensating cash payment to the Fund equal to the differential is required to be arranged for, or on behalf of, the redeeming shareholder by an Authorized Participant.

Redemption Transaction Fee

A fixed transaction fee of $[1,000] is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. This transaction fee will be paid to the Custodian and the Manager to cover any fees charged in connection with the transaction and any excess will be paid to the Fund. The Fund, subject to approval by the Company's Board, may adjust the fee from time to time based upon actual experience. An additional charge for cash redemptions or partial cash redemptions (when cash redemptions are available) may be imposed. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

Placement of Redemption Orders Using Clearing Process

Orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., New York time, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of TechIES as next determined on such Business Day. An order to redeem Creation Units using the Clearing Process made in proper form, but received by the Fund after 4:00 p.m., New York time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process

Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process does not have to be a Participating Party, however, such orders must state that the DTC Participant is not using the Clearing Process, and that redemption of Creation Units will instead be effected through transfer of TechIES directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., New York time, on such Transmittal Date; (ii) such order is accompanied or proceeded by the requisite number of TechIES specified in such order, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., New York time, on the next Business Day following such Transmittal Date (the "DTC Cut-Off-Time"); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Fund has deemed that it has received an order outside the Clearing Process, the Fund will initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner according to standard U.S. security settlement procedures following the Transmittal Date on which such redemption order is deemed received by the Fund.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under "Determination of Net Asset Value" computed on the Business Day on which a redemption order is deemed received by the Transfer Agent. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than the Closing Time on the Transmittal Date, and the requisite number of TechIES are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Transmittal Date. If, however, a redemption order is submitted to the Distributor by a DTC Participant not later than the Closing Time on the Transmittal Date but either (1) the requisite number of TechIES are not delivered by the DTC Cut-Off Time, as described above, on the next Business Day following the Transmittal Date or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Transfer Agent, i.e., the Business Day on which TechIES are delivered through DTC to the Custodian by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Fund may in its discretion exercise its option to redeem TechIES in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its TechIES based upon the NAV of TechIES next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeeming shareholder a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of TechIES for Fund Securities will be subject to compliance with applicable federal and state securities laws, and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant, or an investor for which it is acting, may be paid an equivalent amount of cash if it is subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit. The Authorized Participant may request the redeeming Beneficial Owner of TechIES to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of TechIES or delivery instructions.

The right of redemption may be suspended or the date of payment postponed (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of TechIES or determination of the NAV of TechIES is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NET ASSET VALUE

The NAV per share of TechIES is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

The NAV per share of TechIES is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of TechIES outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per share of TechIES is determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open.

In computing the Fund's NAV, securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices. Over-the-counter securities will be valued at the mean between the closing bid and asked prices on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the Company's Board. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Company's Board. Amortized cost involves valuing an instrument at its original cost to the Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument.

All other securities and assets of the Fund will be valued at fair value as determined in good faith by the Company's Board.

PERFORMANCE DATA

From time to time, the Fund may advertise its average annual total return and aggregate total return in advertisements and/or other types of sales literature. These figures are based on historical earnings and are not intended to indicate future performance. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. Aggregate total return is calculated by subtracting the amount of the Fund's net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period. The Fund may also include comparative performance information in advertising or marketing TechIES. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.

Performance will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses. Consequently, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time.

The Fund's advertising and sales literature may discuss the investment philosophy, personnel and assets under management of the Fund's Manager, and other pertinent facts relating to the management of the Fund by the Manager. In addition, advertisements for the Fund may include general information about the services and products offered by the Fund, and New York Life and its subsidiaries. For example, such advertisements may include statistical information about those entities including, but not limited to, the number of current shareholder accounts, sales information, the distribution channels through which the entities' products are available, marketing efforts and statements about this information by the entities' officers, directors, trustees and employees.

The Fund may quote its yield or total return in advertisements or in reports and other communications to shareholders. Such performance information may also be included in the following industry and financial publications: Barron's, Business Week, Changing Times, Donoghue's Money Fund Report, Financial World, Forbes, Fortune, Kiplinger's Personal Finance, Institutional Investor, Investors Daily, Money, Morningstar Mutual Fund Values, Personal Investor, Spot Market Prices, Sylvia Porter's Personal Finance, The New York Times, USA Today, The Wall Street Journal, CDA/Weisenberger Investment Companies Service and other publications and periodicals as appropriate.

In addition, performance information for the Fund may be compared, in advertisements, sales literature, and reports to shareholders, to: (i) unmanaged indexes, such as the Index or the Standard & Poor's 500 Composite Stock Price Index, (ii) other groups of mutual funds tracked by Morningstar Inc. or Lipper Inc., widely used independent research firms which rank mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) and other measures of the performance of the economy to assess the real rate of return from an investment in the Fund. Advertisements for the Fund may also include general information about the performance of unmanaged indexes with investment parameters similar to the Fund's and may compare and contrast unmanaged indexes with the Index. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund's policy is to distribute its net investment income and net realized capital gains, if any, annually. The Fund also may pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary and capital gains realized, in order to avoid a federal excise tax liability.

Taxes

The following is a summary of the material U.S. federal income tax considerations regarding the purchase, ownership and disposition of TechIES. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI, which are subject to change.

The Fund intends to qualify for and to elect treatment as a RIC under Subchapter M of the Code. To so qualify, the Fund must, among other things:

(a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or any two or more issuers that the Fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

As a RIC, the Fund will not be subject to U.S. federal income tax on its net investment income (i.e., income other than its net realized long- and short-term capital gains) and its net realized long- and short-term capital gains, if any, that it distributes to its shareholders, provided an amount equal to at least 90% of the sum of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and its net tax-exempt income for the taxable year is distributed in compliance with the Code's timing and other requirements, but the Fund will be subject to tax at regular corporate rates on any taxable income or gains it does not distribute. Furthermore, the Fund will be subject to a U.S. corporate income tax with respect to such distributed amounts in any year it fails to qualify as a RIC or fails to meet this distribution requirement. The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

If, in any taxable year, the Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. In addition, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a RIC in a subsequent year.

As a result of tax requirements, the Fund has the right to reject an order to purchase a Creation Unit if the purchaser (or group of purchasers) would, upon obtaining the TechIES so ordered, own 80% or more of the outstanding TechIES of the Fund and if, in consequence, pursuant to Section 351 of the Code, the Fund would have a basis in the Deposit Securities different from the market value of such Deposit Securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

The Fund's transactions in options and futures contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. Therefore, these rules could affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option or futures contract in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

The Fund's investment in Section 1256 contracts, such as regulated futures contracts and options on most stock indexes, are subject to special tax rules. All Section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund will not be eligible to elect to treat any foreign taxes paid by it as paid by its shareholders, and, therefore, shareholders will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the Fund will reduce the return from the Fund's investments.

Taxation of U.S. Shareholders

Dividends and Distributions. Any dividend declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year. The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). The Fund currently expects to distribute any such excess annually to its shareholders. However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their TechIES by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or TechIES. Distributions of net-long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or TechIES and regardless of how long a shareholder has held TechIES. Dividends and distributions paid by the Fund attributable to dividends on stock of U.S. corporations received by the Fund, with respect to which the Fund meets certain holding period requirements, will be eligible for the deduction for dividends received by corporations. Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his TechIES, and as a capital gain thereafter (if the shareholder holds his TechIES as capital assets). Shareholders receiving dividends or distributions in the form of additional TechIES should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the TechIES received equal to such amount.

Investors considering buying TechIES just prior to a dividend or capital gain distribution should be aware that, although the price of TechIES just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of TechIES. Upon the sale of TechIES, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his TechIES. Such gain or loss will be treated as capital gain or loss, if TechIES are capital assets in the shareholder's hands, and will be long-term capital gain or loss if TechIES are held for more than one year and short-term capital gain or loss if TechIES are held for one year or less. Any loss realized on a sale will be disallowed to the extent TechIES disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of TechIES. In such a case, the basis of TechIES acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of TechIES held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such TechIES.

Notices. Shareholders will be notified annually by the Fund as to the U.S. federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "Taxes - Taxation of U.S. Shareholders - Dividends and Distributions") made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

The foregoing is only a summary of certain material tax consequences affecting the Fund and its shareholders. Shareholders are advised to consult their own tax advisers concerning an investment in the Fund.

ADDITIONAL INFORMATION

TechIES are no par value shares each representing a beneficial interest in the Fund. TechIES (i) have a pro rata interest in the assets of the Fund, (ii) do not have preemptive, exchange, subscription or conversion rights, and (iii) are freely transferable. TechIES are entitled to participate equally in dividends and distributions declared by the Company's Board, and in the net distributable assets of the Fund on liquidation. In addition, TechIES each have one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. The Board may, from time to time, authorize the creation of additional series, or portfolios of the Company.

Under Delaware law, the Company is not required to hold an annual meeting of shareholders, unless required to do so under the 1940 Act. The policy of the Company is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All TechIES have noncumulative voting rights for the Company's Board. Under Delaware law, Trustees of the Company may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit of TechIES and immediately prior to the commencement of trading in TechIES, a holder of TechIES may be a "control person" of the Fund, as defined in the 1940 Act. The Fund cannot predict the length of time for which one or more shareholders may remain a control person of the Fund.

Absent an applicable exemption or other relief from the SEC or its staff, officers and Trustees of the Company and beneficial owners of 10% of TechIES ("Insiders") may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the Exchange Act and the SEC's rules promulgated thereunder. Insiders should consult with their own legal counsel concerning their obligations under Section 16 of the Exchange Act.

Annual and Semi-annual Reports. The Fund will send its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the Fund at the end of the period covered. In an effort to reduce the Fund's printing and mailing costs, the Fund may consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record may receive a single copy of each report. In addition, the Fund may consolidate the mailing of its Prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single Prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their representative or the Transfer Agent.

FINANCIAL STATEMENTS

The Fund is newly organized and has no financial statements at this time.

COUNSEL AND INDEPENDENT AUDITORS

Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006, acts as counsel to the Company.

_________, independent public accountants, serve as auditors of the Fund and will render an opinion on the Fund's financial statements annually.

DISCLAIMERS

TechIES are not sponsored, endorsed or promoted by the AMEX or the PCX. Neither Exchange makes any representation or warranty, express or implied, to the owners of TechIES or any member of the public regarding the ability of the Fund to track the total return performance of the Index. The Index is determined, composed and calculated by Pacific Exchange without regard to TechIES. The AMEX is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Index. Neither Exchange has any obligation or liability to owners of TechIES in connection with the administration, marketing or trading of TechIES.

Pacific Exchange does not guarantee the accuracy and/or the completeness of the Index or any data used to calculate the Index or to determine the Index components. Pacific Exchange does not guarantee uninterrupted or un-delayed calculation or dissemination of the Index. Pacific Exchange shall have no liability for any errors, omissions, or interruptions therein. Pacific Exchange does not guarantee that the Index accurately reflects past, present or future performance.

Neither Exchange makes any warranty, express or implied, as to results to be obtained by the Fund, owners of TechIES, or any other person or entity from the use of the Index or any data included therein. The AMEX and PCX make no express or implied warranties, and hereby expressly disclaim all warranties of merchantability or fitness for a particular purpose with respect to the Index or any data included in the Index. Without limiting any of the foregoing, in no event shall the AMEX or PCX have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

APPENDIX

[LIST OF COMPANIES TO BE INSERTED]